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                   CONNING ASSET MANAGEMENT COMPANY

                    INCENTIVE STOCK OPTION AWARD

Name of Option Recipient: <<name>>

      On August 11, 1995, the Company awarded you a stock option. You were granted an option to buy 100 shares of the Company's Class B Non-Voting Common Stock at the price of $5.33 per share.

      You may purchase shares under the option as follows:

             Number of                      May be Purchased
              Shares                Not Before               Not After
             ---------              ----------------------------------

                20                August 11, 1996         August 11, 2005
                40                August 11, 1997         August 11, 2005
                60                August 11, 1998         August 11, 2005
                80                August 11, 1999         August 11, 2005
               100                August 11, 2000         August 11, 2005

            Upon an initial public offering of any class of the Company's capital stock, you may purchase all of the shares under this option.
      IMPORTANT: By signing below, you agree to be bound by, and acknowledge receipt of, the attached Terms and Conditions of this Incentive Stock Option Award and the Conning Asset Management Company 1995 Flexible Stock Plan.


                                    CONNING ASSET MANAGEMENT COMPANY
Read and agreed
to this 11th day of
August, 1995.

                                    By:
                                       ------------------------------------
                                    Name:  Leonard M. Rubenstein
------------------------------      Title:  Chief Executive Officer
<<name>>



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                          TERMS AND CONDITIONS
                          --------------------

               INCENTIVE STOCK OPTION AWARD GRANTED UNDER
               ------------------------------------------

                    CONNING ASSET MANAGEMENT COMPANY
                    --------------------------------

                       1995 FLEXIBLE STOCK PLAN
                       ------------------------


      1.    Definitions
            -----------

(a)   Committee          The committee of directors (or, in certain cases,
      ---------
                         their designees) which administers the Stock Option
                         Plan.

(b)   Company            Conning Asset Management Company, a Missouri
      -------
                         corporation.

(c)   IPO                An initial public offering of any class of the
      ---
                         Company's capital stock.

(d)   Option             The option granted by the Option Award.
      ------

(e)   Option Award       The Incentive Stock Option Award to which the
      ------------
                         Terms and Conditions are attached together with, except where the context requires otherwise, these Terms and Conditions.

(f)   Participant        The recipient of an Option Award.  Each Participant
      -----------
                         must be employed by the Company or Affiliate of the Company and otherwise satisfy the requirements of
                         Section 422 of the Internal Revenue Code of 1986, as amended ("Code").

(g)   Shareholders'      That certain shareholder's agreement dated August
      -------------
      Agreement          11, 1995, by and among the Company, General American
      ---------
                         Life Insurance Company, General American Holding
                         Company and certain individuals.

(h)   Stock Option Plan  The Conning Asset Management Company 1995 Flexible
      -----------------
                         Plan, as amended.

All capitalized terms not otherwise defined herein shall have the meanings given to such terms by the Stock Option Plan.
      2.    Evidence of Option Grant and Incentive Stock Option
            ---------------------------------------------------


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            The Option Award evidences a grant to the Participant of an
Option to purchase that number of shares ("Optioned Shares") of the par value $.01 per share Class B Non-Voting Common Stock of the Company ("Stock") set forth on the Option Award. The Participant may exercise the Option as shown on the Option Award, except that upon the occurrence of an IPO, the Option shall become exercisable in its entirety. In no event shall the Option or any part of the Option be exercisable after August, 2005 (the "Option Expiration Date"). The Option is intended to constitute an "Incentive Stock Option", as defined in Section 422 of the Code.
      3.    Exercise of Option
            ------------------
            The Option shall be exercised by the Participant delivering a written notice of exercise to the Company's Secretary. This notice shall specify the number of Optioned Shares the Participant then desires to purchase.
      4.    Payment of Option Price
            -----------------------
            Payment for the Shares purchased under the Option shall be made to the Company either:
            (a) in cash (including cashier's check, bank draft or money order); or
            (b) by the tender to the Company of shares owned by the Participant having a Fair Market Value equal to the Option price;
            (c)   in cash, but by means of a so-called "cashless exercise"; or
            (d)   by any combination of cash and Shares.
In addition to the foregoing methods of payment, payment of the Option price may, at the discretion of the Committee, be made in whole or in part in other property, rights and credits, including the Participant's promissory note.


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      5.    Form of Notice of Exercise
            --------------------------
            The Participant's notice as required by Section 3 shall be signed by the Participant and shall be in substantially the following form with appropriate adjustments depending on how the Option price is paid:

            "I hereby exercise my Option to purchase ---------- Shares in accordance with my Option Award dated --------, 19--, granted under the Company's 1995 Flexible Stock Plan, as amended.

            The aggregate Option price of the Shares I am purchasing is $-----------. I hereby tender in payment of such price the following:

            (a) my cashier's check, bank draft or money order made payable to the Company in the amount of $----------; and/or

            (b)  ------- Shares having a Fair Market Value of $----------.

            I have forwarded to you under separate cover a stock power (with signature guaranteed) authorizing you to transfer my ------- Shares as per the requirements of this letter and my Option Award.

            I hereby represent to the Company that I own the --------- Shares delivered herewith free and clear of all liens and encumbrances and that I have the full and lawful right to transfer such Shares to the Company.

            If the Shares purchased have not been registered under the Securities Act of 1933, I hereby further represent to the Company that I am acquiring the -------- Shares that I am purchasing solely for investment and solely for my own account and that I have no present intention of selling or offering for sale any of such Shares to any other person or persons."

      6.    Stock Certificates
            ------------------
            Upon the exercise of the Option solely for cash or cash and property (other than Stock), rights and/or credits specifically permitted by the Committee, the Participant shall be entitled to one Stock certificate evidencing the Shares acquired upon exercise. However, if the


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Participant delivers Stock of the Company when exercising the Option, then the Participant shall be entitled to two or three certificates.
            If the number of Shares tendered is less than or equal to the number required to pay for all of the Shares purchased, then the Participant shall be entitled to receive two certificates. One certificate shall represent a number of Shares equal to the number of Shares delivered by the Participant. The second certificate shall represent the additional Shares acquired by the Participant upon the exercise of the Option.
            If the number of Shares tendered is more than the number required to pay for all of the Shares purchased, then the Participant shall be entitled to receive three certificates, one for the portion of the number of Shares purchased which is equal to the number of tendered Shares applied to exercise the Option, a second for the remainder of the number of Shares purchased upon exercise of the Option, and a third for the number of Shares tendered which were not applied to purchase the Shares pursuant to the Option.
      7.    Legends on Certificates
            -----------------------
            The certificate or certificates to be issued under Section 6 shall be issued as soon as practicable. Such certificate or certificates shall contain thereon a legend in substantially the following form if the Shares evidenced by such certificate have not been registered under the Securities Act of 1933, as amended:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933 or any applicable state law. They may not be offered for sale, sold, transferred or pledged without
      (1) registration under the Securities Act of 1933 and any applicable state law, or (2) at holder's expense, an opinion (satisfactory to the Company) that registration is not required."


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The certificates shall also contain such other legends as may be appropriate or required by law, such as a legend relating to any shareholders agreement that may apply to the Shares.
      8.    Termination of Employment; Nonassignability
            -------------------------------------------
            8.1   Termination for Cause or Voluntary Quit.  If, on or after
                  ---------------------------------------
the date that the Option shall have first become exercisable, the Participant's employment shall be terminated by the Participant prior to age 65, or by the Company for "Cause", as defined below, the Participant shall have the right, within 3 months after such termination (but not later than the Option Expiration Date), to exercise such Option to the extent that such Option or any installment thereof shall have accrued at the date of such termination of employment and shall not have been exercised. In the event of Participant's death during such 3 month (or shorter) period, the provisions of Section 8.4 shall apply. For purposes of these Terms and Conditions, "Cause" shall have the meaning given such term in Participant's employment agreement with the Company, as in effect from time to time.
            8.2   Disability.  If, on  or after the date that the Option
                  ----------
shall first have become exercisable, the Participant's employment shall be terminated for disability (as such term is defined at Section 422(c)(6) of the Code), the Participant shall have the right, within 1 year after such termination (but not later than the Option Expiration Date), to exercise such Option to the extent that such Option or any installment thereof shall have accrued at the date of such termination of employment and shall not have been exercised. In the event of Participant's death during such 1 year (or shorter) period, the provisions of Section 8.4 shall apply.
            8.3   Discharge Without Cause or Retirement.  If the
                  -------------------------------------
Participant's employment shall be terminated by the Company without Cause or by the Participant on or after his


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attainment of age 65, all installments of the Option granted hereunder shall become immediately exercisable (if not already exercisable), and the Participant shall have the right, within 3 months after such termination (but not later than the Option Expiration Date), to exercise such Option to the extent that such Option or any installment thereof shall not have been exercised. In the event of the Participant's death during such 3 month (or shorter) period, the provisions of Section 8.4 shall apply.
            8.4   Death.  If a Participant shall die within the 3 month (or
                  -----
shorter) period referred to in Section 8.1 or Section 8.3, the 1 year (or shorter) period referred to in Section 8.2, or while in the employ of the Company or an Affiliate on or after the date that the Option shall have first become exercisable, the beneficiary designed pursuant to Section 8.6 hereof, or, if no such designation is in effect, the personal representative of the estate of the decedent or the person or persons to whom the Option shall have been validly transferred by such personal representative pursuant to will or the laws of descent and distribution, shall have the right, within 1 year from the date of the Participant's death (but no later than the Option Expiration Date), to exercise the Participant's Option to the extent that such Option or any installment thereof shall have accrued at the date of death and shall not have been exercised. No transfer of the Option shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer and a copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer. No transfer shall be effective without the acceptance by the transferee of the terms and conditions of such Option.
            8.5 Option Not Vested.  Except provided in Section 8.3, if the
                -----------------
Participant's employment shall terminate before the Option shall have first become exercisable, or before any


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installment or installments are exercisable, then the Participant's full interest in the Option or such installment or installments, as the case may be, shall terminate and all rights thereunder shall cease.
            8.6   Non-Transferability of Rights; Designation of Beneficiaries.
                  -----------------------------------------------------------
The Option shall not be transferable by the Participant otherwise than by will or the laws of descent and distribution or as provided in this Section 8.6. During the lifetime of the Participant the Option shall be exercisable only by the Participant.
            The Participant, however, may file with the Company a written designation of a beneficiary or beneficiaries to exercise, in the event of death of the Participant, the Option granted hereunder, subject to all of the provisions of this Section 8. A Participant may from time to time revoke or change any such designation of beneficiary and any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the right of any such beneficiary to exercise the Option, the Committee may determine to recognize only an exercise by the personal representative of the estate of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.
            8.7   Limitation on Extensions.  Certain provisions hereof extend
                  ------------------------
the date by which the Option must otherwise be exercised under the provisions of Section 1 and the Option Award. Notwithstanding those provisions herein which otherwise extend the time period in which the Option must be exercised, no extension may extend the Option later than the day immediately preceding the tenth annual anniversary date of the date hereof.
      9.    Withholding
            -----------


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            The Company or any Affiliate that employs the Participant shall have the right to deduct any sums that federal, state or local tax law requires to be withheld with respect to the exercise of the Option, or as otherwise may be required by such laws. The Company or any such Affiliate may require as a condition to issuing Stock upon the exercise of the Option that the Participant or other person exercising the Option pay any sum that federal, state or local tax law requires to be withheld with respect to such exercise. In the alternative, the Participant or other person exercising the Option, may elect to pay such sums to the Company or the Affiliate delivering written notice of that election to the Company's Secretary prior to or concurrently with exercise. There is no obligation that the Participant be advised of the existence of the tax or the amount which the employer corporation will be so required to withhold.
      10.   Changes in Capital Structure
            ----------------------------
            If there is any change in the capital structure of the Company, or if there shall be any dividend upon the Stock, payable in Stock, or of there shall be a Stock split, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, the maximum aggregate number of shares with respect to which Options may be exercised hereunder and the number and the Option Price of the shares of Stock with respect to which the Option has been granted hereunder, shall be proportionately adjusted by the Committee as it deems equitable, in its absolute discretion, to prevent dilution or enlargement of the rights of the Participant. The issuance of Stock for consideration and the issuance of Stock rights shall not be considered a change in the Company's capital structure. No adjustment provided for in this section shall require the issuance of any fractional shares.
      11.   Stock Option Plan Controls
            --------------------------

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            The Option Award and these Terms and Conditions are subject to all terms and provisions of the Stock Option Plan which is incorporated herein by reference. In the event of any conflict, the Stock Option Plan shall control over the Option Award and these Terms and Conditions.
      12.   Shareholders Agreement
            ----------------------
            Notwithstanding any other provision of the Option Award and these Terms and Conditions, the provisions of Sections 2, 5, and 7 of the Shareholders Agreement shall be applicable to the Option as if the Stock subject to the Option were Restricted Shares; provided, however, that the provisions of Sections 2, 5 and 7 of the Shareholders Agreement shall only apply to the number of Shares of Stock with respect to which the Option could then be exercised; and provided further, the purchase price shall be reduced by the amount of the exercise price.


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